ABERDEEN FUNDS

Aberdeen Asia Pacific (ex-Japan) Equity Institutional Fund

Supplement to the Aberdeen Funds Statutory Prospectus dated March 1, 2010, as amended.

The following amends the disclosure in the section labeled “Distributions and Taxes—Income and Capital Gains Distributions” in the Prospectus:

The Aberdeen Asia Pacific (ex-Japan) Equity Institutional Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually together with any net realized capital gains.

THIS SUPPLEMENT IS DATED DECEMBER 9, 2010

Please keep this supplement for future reference